CONFORMED COPY

ULTRA RESOURCES, INC.

THIRD SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT

Dated as of October 12, 2010

$315,000,000 4.51% Senior Notes, 2010 Series E, due October 12, 2020
$35,000,000 4.66% Senior Notes, 2010 Series F, due October 12, 2022
$175,000,000 4.91% Senior Notes, 2010 Series G, due October 13, 2025

2010 Series E PPN: 90388@ AJ0
2010 Series F PPN: 90388@ AK7
2010 Series G PPN: 90388@ AL5

ULTRA RESOURCES, INC.
363 N Sam Houston Parkway E
Suite 1200
Houston Texas 77060
Phone: 281-876-0120
Fax: 281-876-2831

THIRD SUPPLEMENT TO MASTER NOTE PURCHASE
AGREEMENT DATED AS OF MARCH 6, 2008

Dated as of October 12, 2010

TO EACH OF THE PURCHASERS LISTED IN
THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

This Third Supplement to Master Note Purchase Agreement (the “Supplement” or “this Agreement”) is among ULTRA RESOURCES, INC., a Wyoming corporation (the “Company”), and the institutional investors named on the attached Schedule A (the “Purchasers”).

Reference is hereby made to the Master Note Purchase Agreement dated as of March 6, 2008 (the “Note Purchase Agreement”) between the Company and the purchasers listed on Schedule A thereto.  Capitalized terms not otherwise defined herein shall have the meanings ascribed in the Note Purchase Agreement.  Reference is further made to Section 1.2 of the Note Purchase Agreement, which provides that each series of Additional Notes will be issued pursuant to a Supplement.

The Company agrees with the Purchasers as follows:

1.           Authorization of the New Series of Additional Notes.  The Company has authorized the issue and sale of $525,000,000 aggregate principal amount of Notes consisting of (i) $315,000,000 aggregate principal amount of its 4.51% Senior Notes, 2010 Series E, due October 12, 2020 (the “2010 Series E Notes”); (ii) $35,000,000 aggregate principal amount of its 4.66% Senior Notes, 2010 Series F, due October 12, 2022 (the “2010 Series F Notes”); and (iii) $175,000,000 aggregate principal amount of its 4.91% Senior Notes, 2010 Series G, due October 13, 2025 (the “2010 Series G Notes” and, together with the 2010 Series E Notes and the 2010 Series F Notes, the “October 2010 Series Notes”). The October 2010 Series Notes, together with the Series 2008 Notes, the Series 2009 Notes and the Series 2010 Notes heretofore issued pursuant to the Note Purchase Agreement and each series of Additional Notes that may from time to time hereafter be issued pursuant to the provisions of Section 1.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The October 2010 Series Notes shall be substantially in the form set out in Exhibits 1(a), 1(b), and 1(c) to this Supplement, with such changes therefrom, if any, as may be approved by the Purchasers and the Company.

2.           Sale and Purchase of October 2010 Series Notes.  Subject to the terms and conditions herein and in the Note Purchase Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, October 2010 Series Notes in the principal amount specified opposite such Purchaser’s name in the attached Schedule A at the purchase price of 100% of the principal amount thereof.  The obligations of the Purchasers are several and not joint obligations and each Purchaser shall have no liability to any Person for the performance or non-performance by any other Purchaser hereunder.

3.           Closing.  The sale and purchase of the October 2010 Series Notes to be purchased by the Purchasers shall occur at the offices of Foley & Lardner LLP, 321 North Clark Street, Suite 2800, Chicago, Illinois 60654, at 9:00 a.m., Chicago time, at a closing on October 12, 2010 or on such other Business Day thereafter on or prior to October 31, 2010 as may be agreed upon by the Company and you and the other Purchasers (the “Closing”).  At the Closing, the Company will deliver to you the October 2010 Series Notes to be purchased by you at the Closing (as indicated on the attached Schedule A) in the form of a single Note (or such greater number of October 2010 Series Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 192648101 at JP Morgan Chase Bank, NA, New York, New York, ABA number 021000021.  If at the Closing the Company fails to tender such October 2010 Series Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4.           Conditions to Closing.  Each Purchaser’s obligation to purchase and pay for the October 2010 Series Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement, as hereafter modified and to the following additional conditions:

(a)           References in Section 4 of the Note Purchase Agreement to the “Series 2008 Notes” shall be deemed to be references to the October 2010 Series Notes being issued at the Closing and references to the “Closing” shall be deemed to refer to the Closing, as such term is defined in this Supplement;

(b)           Except as supplemented, amended or superseded by the representations and warranties set forth in Schedule 4, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement and of the Parent and UP Energy under the Parent Guaranty shall be correct as of the date of the Closing and each of the Company, the Parent and UP Energy shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled;

(c)           The reference in Section 4.3 of the Note Purchase Agreement to the resolutions “relating to the authorization, execution and delivery of the Notes, this Agreement and the Parent Guaranty” shall be deemed to be a reference to the October 2010 Series Notes issued at the Closing, this Supplement and the confirmation of the Parent Guaranty set forth herein (“Confirmation of the Parent Guaranty”);

(d)           The reference in Section 4.10 of the Note Purchase Agreement to the “Parent Guaranty” shall be deemed to be a reference to the Confirmation of the Parent Guaranty;

(e)           The reference in Section 4.12 of the Note Purchase Agreement to “this Agreement” shall be deemed to be a reference to this Supplement; and

(f)            Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the October 2010 Series Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

5.           Prepayments of the October 2010 Series Notes.  No regularly scheduled prepayments are due on the October 2010 Series Notes prior to their stated maturity.  For the avoidance of doubt, the provisions of Section 8 of the Note Purchase Agreement shall apply to the October 2010 Series Notes.

6.           Representations of the Purchasers.  Each Purchaser represents and warrants that with respect to the October 2010 Series Notes purchased by such Purchaser on the date of the Closing, the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of such October 2010 Series Notes.

7.           Applicability of Note Purchase Agreement.  The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as supplemented by this Supplement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

8.           Electronic Delivery.  For purposes of the October 2010 Series Notes, Section 7.3 of the Note Purchase Agreement is modified to read as follows:

“Financial statements, officers’ certificates and other documents required to be delivered by the Company pursuant to Sections 7.1(a), (b), (c), (d) or (e) and Section 7.2 shall be deemed to have been delivered if (i) such financial statements and other documents satisfying the requirements of Section 7.1 and if applicable the related certificate satisfying the requirement of Section 7.2 are delivered to you and each other holder of October 2010 Series Notes by e-mail or (ii) with respect to such financial statements, the Parent or the Company, as applicable, shall have timely filed such Form 10-Q or Form 10-K, satisfying the requirements of Section 7.1(a), (b) or (c) as the case may be, with the SEC on “EDGAR” and shall have made such Form available on its home page on the worldwide web (at the date of this Agreement located at http://www.ultrapetroleum.com) or (iii) such financial statements satisfying the requirements of Section 7.1(a), (b), (c) or (d) and related certificate satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access or (iv) the Company or the Parent shall have filed any of the items referred to in Section 7.1(e) with the SEC on “EDGAR” or shall have made such items available on its home page on the worldwide web or if any of such items are timely posted by or on behalf of the Company or the Parent on IntraLinks or on any other similar website to which each holder of Notes has free access; provided however, that in the case of any of clause (ii), (iii) or (iv), the Company or the Parent shall, not later than the date on which such information or financial statements or other documents are required by the applicable provision of this Agreement to be delivered to holders of Notes, give notice, which may be by e-mail, to each holder of Notes of such posting or filing.”

9.           Liens Securing Obligations Under Credit Agreement.  Anything in the Note Purchase Agreement to the contrary notwithstanding, the Company will not, and will not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist, directly or indirectly, any Lien on its properties or assets, including capital stock, whether now owned or hereafter acquired, in favor of the lenders or other creditors who are party to the Credit Agreement to secure loans under the Credit Agreement unless concurrently therewith the Company shall make or cause to be made effective provision whereby the Notes are secured by such Lien equally and ratably with any and all other Indebtedness thereby secured pursuant to terms reasonably acceptable to the Required Holders.  A default by the Company in the performance of or compliance with this Section 9 shall be deemed to be an Event of Default under Section 11(c) of the Note Purchase Agreement, for all purposes under the Note Purchase Agreement.

10.         Consolidated Leverage Ratio.

(a)           For the benefit of the October 2010 Series Notes, Section 10.1 of the Note Purchase Agreement is modified to read as follows:

“The Company will not permit the Consolidated Leverage Ratio, determined as of any Quarter End Date, to be greater than 3.50 to 1.00.”

(b)           The provisions of Section 1.5 of the Note Purchase Agreement shall not apply to the October 2010 Series Notes.

(c)           A default by the Company in the performance of or compliance with Section 10.1 of the Note Purchase Agreement (as modified pursuant to paragraph (a) above and Section 11 below) shall be deemed to be an Event of Default under the Note Purchase Agreement with respect to the October 2010 Series Notes.  If such an Event of Default has occurred and is continuing, for purposes of Section 12.1(b) of the Note Purchase Agreement, the holders of at least 51% in principal amount of the October 2010 Series Notes at the time outstanding (exclusive of October 2010 Series Notes then owned by the Company or any of its Affiliates) may at any time at its or their option, by notice or notices to the Company, declare all of the October 2010 Series Notes then outstanding immediately due and payable.  Any October 2010 Series Notes becoming due and payable under this paragraph (c) shall be deemed for purposes of the Note Purchase Agreement to have become due and payable under Section 12.1 of the Note Purchase Agreement.  Furthermore, at any time after the October 2010 Series Notes have been declared due and payable pursuant to this paragraph (c), the holders of at least 51% in principal amount of the October 2010 Series Notes at the time outstanding (exclusive of October 2010 Series Notes then owned by the Company or any of its Affiliates) may rescind and annul any such declaration and its consequences if the requirements of clauses (a), (b), (c) and (d) of Section 12.3 have been satisfied with respect to the October 2010 Series Notes.  No such rescission or annulment will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.  The provisions of this paragraph (c) may only be amended or waived with the written consent of the holder of each October Series 2010 Note at the time outstanding.

(d)           For the avoidance of doubt, the provisions of Section 10(a) of this Supplement and this paragraph (d) may only be amended or waived with the written consent of the holders of at least 51% in principal amount of the October 2010 Series Notes outstanding (exclusive of October Series 2010 Notes then owned by the Company or any of its Affiliates).

11.           FAS No. 159.  For purposes of determining compliance with Sections 10.1 and 10.2 of the Note Purchase Agreement, any election by the Company to measure an item of Indebtedness using fair value (as permitted by Statement of Financial Accounting Standards No. 159 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

12.           Line of Business.  The Company agrees that neither the Company nor its Restricted Subsidiaries will engage in any business unrelated to the oil and gas industry if, as a result, the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Restricted Subsidiaries, taken as a whole, are engaged on the date of the Closing.  A default by the Company in the performance of or compliance with this Section 12 shall be deemed to be an Event of Default under Section 11(c) of the Note Purchase Agreement, for all purposes under the Note Purchase Agreement.

13.           Acknowledgement Regarding the Meaning of the Term Required Holders.  The Company and the Purchasers acknowledge that, except as provided in Section 10(c) of this Supplement or as may be provided in a similar provision in any future Supplement granting rights to only a certain series of Notes, for the avoidance of doubt, the term “Required Holders,” as defined in Schedule B and used in Sections 12.1 and 12.3 of the Note Purchase Agreement, means the holders of at least 51% in principal amount of all Notes outstanding (exclusive of Notes then owned by the Company or any of its Affiliates) whether or not the Note Purchase Agreement or Supplement pursuant to which any of such Notes were or may be issued affords such Notes the benefit of the covenant, the breach or noncompliance with which gives rise to the applicable Event of Default, and the holders of such Notes shall be entitled to vote on any such acceleration or rescission.

14.           Consolidating or Consolidated Financial Statements.  Anything in the Note Purchase Agreement to the contrary notwithstanding, if, as of the date of any financial statements delivered pursuant to Sections 7.1(a) or 7.1(b) of the Note Purchase Agreement, the assets of the Company and its Restricted Subsidiaries account for less than 90% of the consolidated total assets of the Parent and its Subsidiaries, concurrently with the delivery of such financial statements, at the Company’s option either (i) audited consolidating financial statements for the Company and its Restricted Subsidiaries for the period and date covered by such financial statements or (ii) audited consolidated financial statements for the Company and its Restricted Subsidiaries for the period and date covered by such financial statements.

If you are in agreement with the foregoing, please sign the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.  This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,

ULTRA RESOURCES, INC.

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Chief Financial Officer

S-1

CONFIRMATION OF PARENT GUARANTY

Each of the undersigned acknowledges receipt of the foregoing Third Supplement dated as of October 12, 2010 to the Master Note Purchase Agreement dated as of March 6, 2008 and confirms the continuing validity and enforceability against such undersigned of the Parent Guaranty.

ULTRA PETROLEUM CORP.

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Chief Financial Officer

UP ENERGY CORPORATION

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Chief Financial Officer

S-22

Schedule 4 to
Third Supplement

SUPPLEMENTAL REPRESENTATIONS

The Company represents and warrants to each Purchaser that, except as hereinafter set forth in this Schedule 4, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date of the Closing with the same force and effect as if each reference to “Series 2008 Notes” set forth therein was modified to refer to the “October 2010 Series Notes”, each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by this Supplement and each reference to the “Parent Guaranty” was modified to refer to the Parent Guaranty and the Confirmation of the Parent Guaranty.  The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement that are supplemented hereby:

Section 5.3. Disclosure.   The Company, through its agents, J.P. Morgan Securities Inc., Citigroup Global Market Inc., Deutsche Bank Securities Inc. and BMO Capital Markets, has delivered to you and each other Purchaser a copy of a Private Placement Memorandum and a Supplement to Private Placement Memorandum, each dated September 2010 (collectively, the “Memorandum”), relating to the transactions contemplated hereby.  This Agreement and the First Supplement and Second Supplement hereto, the Memorandum, the documents, certificates or other writings identified in Schedule 5.3 to this Supplement by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements and other documents listed in Schedule 5.5 to this Supplement (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), as of their respective dates, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Except as disclosed in the Disclosure Documents, since December 31, 2009, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 5.5. Financial Statements; Material Liabilities.  The Company has delivered to you and each Other Purchaser a copy of the financial statements of the Parent and its Subsidiaries listed on Schedule 5.5 to this Supplement.  All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of quarterly financial statements, to normal year-end adjustments and the absence of footnotes).  The Parent and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

1

Section 5.13.  Private Offering by the Company.  Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the other Purchasers and not more than 65 other Institutional Investors, each of which has been offered the October 2010 Series Notes at a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the October 2010 Series Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations.  Net proceeds from the sale of the October 2010 Series Notes will be used to refinance existing Indebtedness or for general corporate purposes.  No part of the proceeds from the sale of the October 2010 Series Notes pursuant to this Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221) (other than the stock of the Parent), or for the purpose of buying or carrying or trading in any securities under such circumstances as to subject you and the other Purchasers to the reporting requirements of Regulation U (or a violation of such Regulation) or to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 20% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 20% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Debt; Future Liens. (a) Except as described therein, Schedule 5.15 to this Supplement sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of the dates set forth therein (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or any Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

Section 5.18 Environmental Matters.

(a)           No Responsible Officer has actual knowledge of any claim or any proceeding raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

2

(b)           No Responsible Officer of the Company has actual knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c)           No Responsible Officer has actual knowledge that the Company or any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or  has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and

(d)           No Responsible Officer has actual knowledge that any building on real property now owned, leased or operated by the Company or any Subsidiary is not in compliance with applicable Environmental Laws, except where failure to comply could, individually or in the aggregate, not reasonably be expected to result in a Material Adverse Effect.

3

Schedule 5.3 to
Third Supplement

DISCLOSURE

Form 10-K filed by Ultra Petroleum Corp with the SEC for year ended December 31, 2009

Form 10-Qs filed by Ultra Petroleum Corp with the SEC for quarters ended March 31, 2010 and June 30, 2010

Schedule 5.3

Schedule 5.5 to
Third Supplement

FINANCIAL STATEMENTS

Audited financial statements set forth in Form 10K as of December 31, 2006 filed by Ultra Petroleum Corp. with the SEC

Audited financial statements set forth in Form 10K as of December 31, 2007 filed by Ultra Petroleum Corp. with the SEC

Audited financial statements set forth in Form 10K as of December 31, 2008 filed by Ultra Petroleum Corp. with the SEC

Audited financial statements set forth in Form 10K as of December 31, 2009 filed by Ultra Petroleum Corp. with the SEC

Unaudited financial statements set forth in Form 10-Qs filed by Ultra Petroleum Corporation with the SEC for quarters ended March 31, 2010 and June 30, 2010

Schedule 5.5

Schedule 5.15 to
Third Supplement

EXISTING INDEBTEDNESS

1.	Indebtedness as of June 30, 2010:

(a)	Notes issued pursuant to the Master Note Purchase Agreement, the First Supplement thereto and the Second Supplement thereto

Maker thereof:	Ultra Resources, Inc.

Guarantors:	Ultra Petroleum Corp. and UP Energy Corporation

Obligees:	The Noteholders

Outstanding Principal:	$300 million notes issued March 2008 pursuant to the Master Note Purchase Agreement

$235 million notes issued March 2009 pursuant to the First Supplement to the Master Note Purchase Agreement

$500 million notes issued January and February 2010 pursuant to the Second Supplement to the Master Note Purchase Agreement

Collateral:	None

(b)
Indebtedness under the Credit Agreement dated as of April 30, 2007 as amended by the First Amendment dated as of November 5, 2007, among Ultra Resources, Inc., as borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the Lenders as therein defined

Borrower:	Ultra Resources, Inc.

Guarantors:	Ultra Petroleum Corp. and UP Energy Corporation

Obligees:	The Lenders

Outstanding Principal:	US$146,000,000

Collateral:	None

Schedule 5.15

2.	Changes after June 30, 2010 in the amounts, interest rates, sinking funds, installment payments or maturities:

(a)	Issuance of the additional notes, the Series October 2010 Series Notes

Maker thereof:	Ultra Resources, Inc.

Guarantors:	Ultra Petroleum Corp. and UP Energy Corporation

Obligees:	The Noteholders

Outstanding Principal:	$525 million notes issued October 2010 pursuant to the Third Supplement to the Master Note Purchase Agreement

Collateral:	None

(b)
Borrowings and repayments under the Credit Agreement in the ordinary course of business.  Loans under the Credit Agreement that are outstanding on the date of the Closing will be prepaid in whole or in part with the proceeds of the issuance of the October 2010 Series Notes.

3.	Instruments that impose restrictions on the incurring of Indebtedness of the Company:

The Credit Agreement

The Note Purchase Agreement, the First Supplement and Second Supplement thereto and this Supplement

2

Exhibit 1(a) to
Third Supplement

[FORM OF 2010 SERIES E NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION EXCEPT PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT.

ULTRA RESOURCES, INC.

4.51% Senior Note, 2010 Series E, due October 12, 2020

No. RE-[__]	[Date]
$[________]	PPN: 90388@ AJ0

FOR VALUE RECEIVED, the undersigned, ULTRA RESOURCES, INC. (herein called the “Company”), a corporation organized and existing under the laws of the state of Wyoming, promises to pay to [         ], or registered assigns, the principal sum of $[              ] on October 12, 2020, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.51% per annum from the date hereof, payable semiannually, on March 1 and September 1 in each year, commencing on March 1, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) 6.51% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest, any overdue payment (including any overdue prepayment) of principal and any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), but in each case in no event in excess of the maximum nonusurious rate of interest permitted under applicable law.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement dated as of March 6, 2008, as supplemented by a First Supplement dated as of March 5, 2009, a Second Supplement dated as of January 28, 2010 and a Third Supplement dated as of October 12, 2010 (as so supplemented and from time to time amended and supplemented, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Exhibit 1(a)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

ULTRA RESOURCES, INC.

By:
Name:	Marshall D. Smith
Title:	Chief Financial Officer

2

Exhibit 1(b) to
Third Supplement

[FORM OF 2010 SERIES F NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION EXCEPT PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT.

ULTRA RESOURCES, INC.

4.66% Senior Note, 2010 Series F, due October 12, 2022

No. RF-[__]	[Date]
$[________]	PPN: 90388@ AK7

FOR VALUE RECEIVED, the undersigned, ULTRA RESOURCES, INC. (herein called the “Company”), a corporation organized and existing under the laws of the state of Wyoming, promises to pay to [         ], or registered assigns, the principal sum of $[              ] on October 12, 2022, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.66% per annum from the date hereof, payable semiannually, on March 1 and September 1 in each year, commencing on March 1, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) 6.66% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest, any overdue payment (including any overdue prepayment) of principal and any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), but in each case in no event in excess of the maximum nonusurious rate of interest permitted under applicable law.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

Exhibit 1(b)

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement dated as of March 6, 2008, as supplemented by a First Supplement dated as of March 5, 2009, a Second Supplement dated as of January 28, 2010 and a Third Supplement dated as of October 12, 2010 (as so supplemented and from time to time amended and supplemented, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

ULTRA RESOURCES, INC.

By:
Name:	Marshall D. Smith
Title:	Chief Financial Officer

2

Exhibit 1(c) to
Third Supplement

[FORM OF 2010 SERIES G NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION EXCEPT PURSUANT TO AN EXEMPTION THEREFROM UNDER SUCH ACT.

ULTRA RESOURCES, INC.

4.91% Senior Note, 2010 Series G, due October 13, 2025

No. RG-[__]	[Date]
$[________]	PPN: 90388@ AL5

FOR VALUE RECEIVED, the undersigned, ULTRA RESOURCES, INC. (herein called the “Company”), a corporation organized and existing under the laws of the state of Wyoming, promises to pay to [         ], or registered assigns, the principal sum of $[              ] on October 13, 2025, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.91% per annum from the date hereof, payable semiannually, on March 1 and September 1 in each year, commencing on March 1, 2011, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (i) 6.91% or (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest, any overdue payment (including any overdue prepayment) of principal and any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), but in each case in no event in excess of the maximum nonusurious rate of interest permitted under applicable law.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

Exhibit 1(c)

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement dated as of March 6, 2008, as supplemented by a First Supplement dated as of March 5, 2009, a Second Supplement dated as of January 28, 2010 and a Third Supplement dated as of October 12, 2010 (as so supplemented and from time to time amended and supplemented, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the state of New York excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.

ULTRA RESOURCES, INC.

By:
Name:	Marshall D. Smith
Title:	Chief Financial Officer

2